LIMITED WAIVER REGARDING FINANCIAL COVENANTS

                                October 12, 2001




WinsLoew Furniture, Inc.
160 Village Street
Birmingham, Alabama  35242

Attention:     Vincent Tortorici, Jr.
               Chief Financial Officer

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement dated as of May 8, 2001 (the "Credit Agreement", the terms defined therein being used herein as therein defined), among WinsLoew Furniture, Inc., a Florida corporation ("Company"), the financial institutions listed therein ("Lenders"), Canadian Imperial Bank of Commerce, as administrative agent for Lenders (in such capacity, "Administrative Agent"), CIBC, INC., as Swing Line Lender, Antares Capital Corporation and Heller Financial, Inc., as Co-Syndication Agents and General Electric Capital Corporation, as Documentation Agent for Lenders.

Company has informed Administrative Agent and Lenders that Company does not expect to be in compliance with the Consolidated Total Leverage Ratio covenant set forth in subsection 7.6A for the Third Fiscal Quarter 2001. At the request of Company the Lenders, constituting Requisite Lenders under the Credit Agreement, have authorized Administrative Agent pursuant to subsection 10.6 of the Credit Agreement to waive compliance during the period from the date this Limited Waiver becomes effective through and including November 30, 2001 (the "Waiver Period") with the provisions of subsection 7.6A of the Credit Agreement for the Third Fiscal Quarter 2001; provided however that (i) the Company's Consolidated Total Leverage Ratio determined in accordance with subsection 7.6A of the Credit Agreement for the Third Fiscal Quarter 2001 is not greater than 4.90:1.00; (ii) during the Waiver Period and notwithstanding anything otherwise provided for in the Credit Agreement, in no event shall the Total Utilization of Revolving Loan Commitments at any time exceed the lesser of (A) $20,000,000 for the week commencing October 15, 2001, which sum shall be increased by $2,500,000 on each Monday thereafter, commencing on October 22, 2001, up to a maximum increase of $15,000,000 (for an aggregate maximum of $35,000,000), (B) the Revolving Loan Commitments then in effect and (C) the sum of (a) $20,000,000 and
(b) 50% of the aggregate face amount of the net accounts receivable of Company in excess of $42,000,000; (iii) commencing on October 15, 2001, and on each
Monday   thereafter   during  the  Waiver  Period,   Company  shall  deliver  to
Administrative Agent a Borrowing Base Certificate, attaching thereto an Attachment No.1 in the form attached to this Limited Waiver as Annex I, establishing the amount of Revolving Loans and/or Letters of Credit available to Company pursuant to the preceding clause (ii) during such week; and (iv) Company shall pay the actual costs and expenses incurred by Administrative Agent in connection with the negotiation and preparation of this Limited Waiver and the fees, expenses and disbursements of counsel to Administrative Agent in connection with the negotiation and preparation of this Limited Waiver. Compliance with the preceding clauses (i)-(iv) shall be a condition to the commencement and continuation of the effectiveness of this Limited Waiver.

Without limiting the generality of the provisions of subsection 10.6 of the Credit Agreement, the waiver set forth herein shall be limited precisely as written and relates solely to the noncompliance by Company with the provisions of subsection 7.6A of the Credit Agreement for the Third Fiscal Quarter 2001 during the Waiver Period, and nothing in this Limited Waiver shall be deemed to
(a) constitute a waiver of compliance by Company with respect to (i) subsection 7.6A of the Credit Agreement in any other instance or (ii) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein (whether in connection with this Limited Waiver or otherwise) or (b) prejudice any right or remedy that Administrative Agent or any Lender may now have (except to the extent such right or remedy was based upon existing defaults that will not exist after giving effect to this Limited Waiver) or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein. Except as expressly set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

In order to induce Lenders to enter into this Limited Waiver, Company, by its execution of a counterpart of this Limited Waiver, represents and warrants that after giving effect to this Limited Waiver (a) no Event of Default or Potential Event of Default exists under the Credit Agreement, (b) all representations and warranties contained in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and (c) Company has performed all agreements to be performed on its part as set forth in the Credit Agreement.

This Limited Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. The limited waiver set forth herein shall become effective as of the date hereof upon the execution of counterparts hereof by Company and Administrative Agent on behalf of Lenders constituting Requisite Lenders.

THIS LIMITED WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                                  CANADIAN IMPERIAL BANK OF COMMERCE,
                                  as Administrative Agent and on
                                  behalf of Lenders constituting
                                  Requisite Lenders



                                     By:      _____________________________
                                              Dean J. Decker
                                              Managing Director
                                              CIBC World Markets Corp., AS AGENT


                                 CIBC INC., as a Lender and as Swing Line Lender


                                     By:      _____________________________
                                              Dean J. Decker
                                              Managing Director
                                              CIBC World Markets Corp., AS AGENT

By signing below, the undersigned Lender hereby (i) authorizes Canadian Imperial Bank of Commerce, in its capacity as Administrative Agent pursuant to that certain Credit Agreement dated as of May 8, 2001, among WinsLoew Furniture, Inc., a Florida corporation, Canadian Imperial Bank of Commerce, as administrative agent for the financial institutions listed therein (in such capacity, "Administrative Agent") to execute and deliver that certain Limited Waiver Regarding Financial Covenants dated as of October 12, 2001, on such Lender's behalf, (ii) approves such Limited Waiver Regarding Financial Covenants and (iii) agrees that such Limited Waiver Regarding Financial Covenants shall be binding upon such Lender.



                                            ----------------------------------,
                                            as a Lender



                                            By:     ____________________________
                                            Name:
                                            Title:

                             COMPANY:

                                            WINSLOEW FURNITURE, INC.


                                            By:
                                            -----------------------------------
                                            Title:
                                            -----------------------------------

                                     ANNEX I

                                ATTACHMENT NO. 1

                          TO BORROWING BASE CERTIFICATE



A.  Available Amount

  1.  Week of October 15, 2001:                                 $20,000,000

  2.  Week of __________ (Add $2,500,000
      for each Monday after 10/15/01 not to
      exceed $15,000,000 in the aggregate):                     $__________

  3.  Total Availability (A1 + A2):                             $__________

B.  Revolving Loan Commitments:                                 $__________

C.  Borrowing Base:

  1.  Aggregate Net Accounts Receivable of Company:             $__________

  2.  Base Amount Adjustment (50% of the
      greater of  (a) C1 - $42,000,000
      and (b) $0):                                              $__________

  3.  Available Borrowing Base (C2 + $20,000,000):              $__________

D.  Available Revolving Credit (lesser of A3 or B or C3):       $__________

E.  Total Utilization of Revolving Credit
    Commitment (outstanding principal amount of
    Loans plus Letter of Credit Usage):                         $__________

F.  Excess Availability (D-E):                                  $__________